UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2018
CATALENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	001-36587 (Commission File Number)	20-8737688 (IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant's principal executive office)	(Zip code)

(732) 537-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 2.02    Results of Operations and Financial Condition.
On November 6, 2018, Catalent, Inc. (the "Company") issued an earnings release setting forth the Company's first quarter ended September 30, 2018 financial results. The earnings release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
As provided in General Instruction B.2 of Form 8-K, Exhibit 99.1 and the information contained in this Item 2.02 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 3.03    Material Modifications to Rights of Security Holders.
The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2018 Omnibus Incentive Plan
On October 31, 2018, the Company held its 2018 annual meeting of shareholders (the "2018 Annual Meeting"), at which the Company’s shareholders approved the Catalent, Inc. 2018 Omnibus Incentive Plan (the "2018 Omnibus Plan"). A description of the material terms of the 2018 Omnibus Plan is set forth under the heading "Proposal 4: Approval of 2018 Omnibus Incentive Plan" in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 21, 2018 (the "Proxy Statement"), which is incorporated herein by reference and which is qualified in its entirety by reference to the 2018 Omnibus Plan, which is filed herewith as Exhibit 10.1 and is also incorporated herein by reference.
2019 Employee Stock Purchase Plan
At the 2018 Annual Meeting, the Company's shareholders also approved the Catalent, Inc. 2019 Employee Stock Purchase Plan (the "2019 ESPP"). A description of the material terms of the 2019 ESPP is set forth under the heading "Proposal 5: Approval of 2019 Employee Stock Purchase Plan" in the Proxy Statement, which is incorporated herein by reference and which is qualified in its entirety by reference to the 2019 ESPP, which is filed herewith as Exhibit 10.2 and is also incorporated herein by reference. The 2019 ESPP is anticipated to be implemented on July 1, 2019. However, the administrator of the 2019 ESPP may delay the start date of one or more offerings thereunder.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Certificate of Incorporation
At the 2018 Annual Meeting, the Company’s shareholders approved a proposal to amend and restate the Company’s Second Amended and Restated Certificate of Incorporation (the "Existing Certificate"), approving the form of amended and restated version of the Existing Certificate (the "Restated Certificate") that the Company’s board of directors (the “Board”) had approved on August 23, 2018. A description of the material terms of the revisions to the Existing Certificate is set forth under the heading "Proposal 6: Amendment and Restatement of Second Amended and Restated Certificate of Incorporation to Declassify Our Board of Directors" in the Proxy Statement, which is incorporated herein by reference and which is qualified in its entirety by reference to the Restated Certificate, which is filed herewith as Exhibit 3.1 and is also incorporated herein by reference. The Restated Certificate became effective upon its filing with the Secretary of State of the State of Delaware on October 31, 2018.
Bylaws
On October 31, 2018, following the approval by the Company's shareholders of the Restated Certificate, and pursuant to a resolution of the Board at its August 23, 2018 meeting, an amendment to the Company's Bylaws became effective. A copy of the Bylaws, as so amended, is attached as Exhibit 3.2 hereto and is incorporated herein by reference. The following summary of the Bylaws is qualified in its entirety by reference to the text of the exhibit.

Sections 2.13(C)(1) and 3.05 of the Bylaws as previously in effect were amended to remove provisions rendered superfluous by the above-described amendments made to the Existing Certificate.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On October 31, 2018, the Company held the 2018 Annual Meeting, at which shareholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of shareholders were as follows:
Proposal No. 1 - Election of Directors
The Company’s shareholders elected the persons listed below as Class I directors for a three-year term expiring at the Company’s 2021 annual meeting of shareholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
John Chiminski	129,579,268	3,079,585	958,942	2,048,481
Rosemary A. Crane	132,423,235	236,089	958,471	2,048,481
Donald E. Morel, Jr.	132,112,307	546,513	958,975	2,048,481
Jack Stahl	96,602,181	36,056,638	958,976	2,048,481

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2019.

Votes Cast For	Votes Cast Against	Abstentions
133,592,768	1,958,806	114,702

Proposal No. 3 - Non-Binding Vote on Executive Compensation
The Company’s shareholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
129,379,863	4,072,327	165,605	2,048,481

Proposal No. 4 - Approve the 2018 Omnibus Plan
The Company’s shareholders approved the 2018 Omnibus Plan (described above in Item 5.02).

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
127,856,212	5,749,614	11,969	2,048,481

Proposal No. 5 - Approve the 2019 ESPP
The Company’s shareholders approved the 2019 ESPP (described above in Item 5.02).

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
133,405,911	203,443	8,441	2,048,481

Proposal No. 6 - Amend and Restate the Existing Certificate to Declassify the Board

The Company’s shareholders approved the amendment and restatement of the Existing Certificate (described above in Item 5.03).

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
133,286,017	323,016	8,762	2,048,481

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are filed (or, in the case of Exhibit 99.1, furnished) as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of Catalent, Inc., as filed with the Secretary of State of the State of Delaware on October 31, 2018
3.2	Bylaws of Catalent, Inc., effective October 31, 2018
10.1	Catalent, Inc. 2018 Omnibus Incentive Plan
10.2	Catalent, Inc. 2019 Employee Stock Purchase Plan
99.1	Earnings release, November 6, 2018, issued by Catalent, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Senior Vice President, General Counsel and Secretary

Date: November 6, 2018

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